UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009 (April 30, 2009)

ICT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-20807	23-2458937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 685-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On April 30, 2009, ICT Group, Inc. (the “Company”) issued a press release announcing certain financial results for the first quarter ended March 31, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The press release includes a reconciliation of income (loss) before income taxes to adjusted net loss to eliminate the effect of a net restructuring charge reversal for the three-month period ended March 31, 2009 and a government grant adjustment for the three-month period ended March 31, 2008. Management of the Company believes that the adjustment of net income (loss) and net income (loss) per share to eliminate the effect of these reversals and adjustments is useful to investors because it enables them to better assess the performance of the Company’s core operations, exclusive of charges, reversals and adjustments that are not reflective of the Company’s day-to-day operations. In addition, management focuses on such adjusted measures for planning purposes.

The press release also includes a reconciliation of cash flow from operating activities to free cash flow for the three-month periods ended March 31, 2009 and March 31, 2008 because management of the Company believes that free cash flow is useful to investors, as it is useful to management, as a measure of liquidity.

The press release also includes a table breaking out the Company’s revenue for the three-month periods ended March 31, 2009 and March 31, 2008 into vertical market segments and Core/Non-Core business revenue because management focuses on Core business revenue and vertical market revenue for planning purposes and believes this breakout is useful to investors. This table reflects revenue as reported for these periods and on a constant currency basis (using the foreign currency exchange rates reflected in the Company’s revenue for the first quarter of 2009 in recalculating the Company’s revenue for the first quarter of 2008).

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated April 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ John J. Brennan
John J. Brennan
President and Chief Executive Officer

Dated: April 30, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated April 30, 2009.

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